                                                                    EXHIBIT (23)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports dated February 11, 1994, included or incorporated by reference in Stepan Company's Annual Report in this Form 10-K for the year ended December 31, 1993, into the Company's previously filed Registration Statements on Form S-8, File Nos. 2-64668, 2-40183 and 2-80336.

                                          ARTHUR ANDERSEN & CO.

Chicago, Illinois,
March 24, 1994